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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest Event Reported): October 18, 2001


                                 SONICWALL, INC.
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        California                     000-27732                 77-0270079
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                               1160 Bordeaux Drive
                               Sunnyvale, CA 94089
                                 (408) 745-9600

       -------------------------------------------------------------------
 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5.  OTHER EVENTS.


On October 18, 2001 SonicWALL, Inc. announced the appointment of Cosmo Santullo as its President and Chief Executive Officer and a member of SonicWALL's Board of Directors. Sreekanth Ravi will continue to serve as Chairman of the Board of Directors and an executive of the Company, assuming a broader role in defining the future technology roadmap of the Company. SonicWALL also announced that Michael Sheridan will assume the role of the Company's Senior Vice President of Strategy and will continue as its Chief Financial Officer.

On October 18, 2001 SonicWALL announced its financial results for the fiscal quarter ending September 30, 2001. A portion of SonicWALL's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to SonicWALL's business are set forth in the documents filed by SonicWALL with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1 Portion of Press Release dated October 18, 2001 related to the September 30, 2001 quarterly results.

                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 19, 2001


                                                 SONICWALL, INC.

                                                 By: /s/ Gregory K. Miller

                                                 Gregory K. Miller
                                                 Senior Vice President, Legal
                                                 and Corporate Affairs



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                                INDEX TO EXHIBITS

Exhibit Number      Description

     99.1 Portion of Press Release dated October 18, 2001 relating to the September 30, 2001 quarterly results